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                                                                    EXHIBIT 99.5

                                WRITTEN STATEMENT
                                   PURSUANT TO
                           TITLE18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned, Thomas S. Liston, the Chief Financial Officer, of eFunds Corporation (the "Company"), pursuant to 18 U.S.C. Section 1350, hereby certifies to the best of his knowledge that:

               (i) the Form 10-K for the year ended December 31, 2002 of the Company (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2003

                                              /s/ Thomas S. Liston
                                              --------------------------
                                              Thomas S. Liston